EXHIBIT 10.17

                             SECURED PROMISSORY NOTE


$165,000                                                           March 5, 1997
                                                        Providence, Rhode Island

         For value received, the undersigned CLF2, Inc., a Rhode Island corporation (the "Maker"), and its successors and assigns, promises to pay to Michael A. Cardillo ("Payee"), payable at times herein specified at the address set forth below or such address at which Payee may from time to time inform Maker in writing, the principal sum of One Hundred Sixty Five Thousand Dollars ($165,000), inclusive of interest.

         Principal and interest hereunder shall be paid three (3) months from the date of this Note.

         This Note shall be secured by that certain Security Agreement of even date herewith.

         The Payee shall not be entitled to receive or purchase any equity interest in the Maker including any common or preferred capital stock, option, warrant or otherwise by virtue of its agreement to make the loan evidenced hereby.

         All or any portion of the principal hereof may be prepaid at any time without premium or penalty.

         The undersigned Maker hereby represents and warrants that no commission or other consideration has been paid to any broker or agent in connection with this Note.

         This Note may not be assigned or transferred by Payee.

         The Maker agrees to pay all reasonable costs and expenses of the Payee in connection with the collection of the loan evidenced by this Note, including reasonable attorneys' fees.

         This Note shall be governed by the laws of the State of Rhode Island.

                                                    CLF 2, INC.


                                                    By:/s/ Thomas W. DeJordy
                                                       -------------------------
                                                          Title: President
Payee's Address:      151 Morgan Street
                      Cranston RI 02920